Other Income (Expenses), Net	12 Months Ended
Dec. 31, 2013
Other Income And Expenses [Abstract]
Other Income (Expenses), Net
22.	OTHER INCOME (EXPENSES), NET

Other income (expenses), net is comprised of the following:

	Years ended December 31,
	2013	2012	2011
Loss on disposal of subsidiaries	(76,814)	—	—
(Loss) gain resulting from remeasurement of contingent liability	(2,053)	(1,906)	(1,760)
Loss on currency operations	(2,029)	(4,643)	(4,454)
Gain on forgiveness of fines and penalties	2,550	2,777	47
Gain on accounts payable with expired legal term	1,737	3,158	5,338
Dividends received	285	25,981	28
Gain (loss) on sale of investments	(855)	2,166	(6)
Other taxes	—	—	(6,081)
Other income (expenses), net	(8,669)	1,899	2,507

Total other income (expenses), net	(85,848)	29,432	(4,381)

During the period from February 15, 2013 through February 18, 2013, the Group disposed of 86.6% interest in Mechel Targoviste S.A., 86.6% interest in Mechel Campia Turzii S.A., 100% interest in Ductil Steel and 90.9% interest in Laminorul S.A. for a nominal consideration of 230 Romanian lei ($0.1 as of the date of agreement) paid in cash. The disposal is consistent with the Group’s strategy aimed at development of its core business. All the disposed companies related to the Steel segment.

There were no significant write-downs of the carrying value of net assets to the fair value less cost to sell. The fair value of Group’s net receivables from the disposed companies as of the disposal date is $nil. Net loss on disposal of Romanian assets amounted to $79,997. Gain on accounts payable with expired legal term constitutes gain on the write-off of payable amounts that were written-off due to legal liquidation of the creditors or expiration of the statute of limitation.

During the years ended December 31, 2013, 2012 and 2011, the Group received dividends from cost investments of $285, $25,981 and $28, respectively.